UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMAZON BIOTECH, INC.

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AMAZON BIOTECH, INC.
43 West 33rd Street
New York, New York  10001

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

*, 2008

To the Stockholders of Amazon Biotech, Inc.:

Notice is hereby given that a Special Meeting of the Stockholders of Amazon Biotech, Inc. (the “Company”) will be held on *, 2008, at 11:00 A.M. local time, at the *. The meeting is called for the following purposes:

1.	Removal of Messrs Kanovsky and Edell as Directors of the Company.

2.	To elect a Board of three Directors.

3.	To consider and take action upon such other matters as may properly come before the meeting or any adjournments thereof.

The close of business on June 23, 2008, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

A proxy for the meeting is enclosed with this Notice of Special Meeting of Stockholders and the accompanying Proxy Statement. You are requested to complete and return the accompanying proxy card, which is solicited by the Company’s President in accordance with Section 16-10a-702 of the Utah Statutes and Section 2.2 of the Company’s Bylaws, in the enclosed envelope, to be sure that your shares will be represented and voted at the Special Meeting.  If your shares are registered in the name of a broker or bank, your broker or bank will provide instructions.

Dated: *, 2008	By:	/s/ Eliyahu BenTal
Eliyahu BenTal
Chief Executive Officer, President and Director

AMAZON BIOTECH, INC.
_______________________________

PROXY STATEMENT
_______________________________

This Proxy Statement is furnished to the stockholders of Amazon Biotech, Inc. (the “Company”) in connection with a Special Meeting of Stockholders and any adjournments thereof. The meeting will be held at the *, on *, 2008, at 11:00 A.M. local time.

This Proxy Statement and the Notice of Special Meeting are being provided to stockholders beginning on or about *, 2008. The Company, a Utah corporation, has its principal executive offices at 43 West 33rd Street, New York, New York  10001.  The Special Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

Mechael Kanovsky and Simcha Edell, the then existing directors of the Company, executed a signed written consent (the “Consent”)  which served to appoint a new Chief Executive Officer, President and director of the Company with the name of that new officer, and the effective date, to be determined at a later date. Mr. Kanovsky then delivered the Consent to Mr. Chaim Lieberman, a consultant as well as a shareholder of the Company, with the specific instructions to insert the name of his successor and the effective date.  Mr Lieberman, then inserted the name of Mr. Bental, who worked with the Company in 2006 and 2007,. effective March 28, 2008 as per the above instructions of Messrs Kanovsky and Edell. The appointment of Mr. BenTal resulted in the resignation of Mr. Kanovsky as CEO of the Company.  The appointment of Mr. BenTal was disclosed on a Form 8-K Current Report filed with the Securities and Exchange Commission on May 7, 2008.

Further, on May 4, 2008, shareholders holding a majority of the outstanding shares of the Company voted to remove Messrs Kanovsky and Edell as directors by written consent.  On May 16, 2008, the Company filed an information statement with the Securities and Exchange Commission relating to the vote to remove Messrs Kanovsky and Edell as directors.  Article XV of the Articles of Incorporation, as amended, of the Company provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were entitled to be present and vote.  However, section 2.9 of the Bylaws provides that any action taken by written consent must be signed by all of the shareholders  of the Company.  Although we believe the Articles of Incorporation are controlling in this instance, we have elected to proceed with the Special Meeting in order to allow all shareholders to attend a meeting to discuss the direction of the Company and vote on the Board of Directors of the Company, Mr. BenTal elected to forego the mailing of an information statement and hold a meeting of the shareholders of the Company so that all shareholders may have the opportunity to vote on the Board of Directors.

On May 14, 2008 and June 13, 2008, Mr. Mechael Kanovsky, a director and former CEO of the Company, filed two Form 8Ks with the Securities and Exchange Commission pursuant to which he refuted his resignation and claimed that certain shares issued to Chaim Lieberman were not validly issued.  Mr. BenTal , as CEO of the Company has referred the matter to the Securities and Exchange Commission, has request that the Division of Enforcement of the Securities and Exchange Commission review the matter and is presently contemplating commencing litigation against Mr. Kanovsky.

Stockholders Entitled to Vote

Only holders of record of our shares of common stock at the close of business on June 23, 2008 are entitled to notice of and to vote at the meeting and at any adjournments or postponements of the meeting. Each share entitles its holder to one vote on each matter presented at the meeting. The holders of a majority of the outstanding shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. On the record date, there were 21,279,913 shares outstanding.

Vote Required

The removal of messrs Kanovsky and Edell will require the vote of a majority of the issued and outstanding shares of common stock of the Company.  The election of directors requires a plurality of the votes cast.  For purposes of determining the number of votes cast with respect to a particular matter, votes cast “For,” “Against” or “Abstain” are included. Abstentions are counted as votes cast against any matter and will be counted for purposes of determining whether a quorum is present at the meeting.

If your shares are held in the name of a bank, broker or other holder of record (commonly referred to as “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (broker non-votes) are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter, but are counted as present for purposes of determining the existence of a quorum at the meeting.

Solicitation of Proxies

Proxies are being solicited on behalf of the Company’s President in accordance with Section 16-10a-702 of the Utah Statutes and Section 2.2 of the Company’s Bylaws. In addition to soliciting by mail, our directors, director nominees, officers and employees may solicit proxies in person, by telephone or by electronic means. These persons will not be specifically compensated for doing this. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will upon request be reimbursed for their expenses in doing so.

Other than as set forth above, no other matter will be presented to the meeting and the President is not aware of any matters that may be presented to the meeting by others. Nevertheless, if other matters do come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

Proxy Revocability

Any proxy given pursuant to this solicitation is revocable at any time prior to the voting at the meeting by (1) delivering written notice to the Company, (2) submitting a subsequently dated proxy, or (3) attending the special meeting, withdrawing the proxy, and voting in person.

Meeting Attendance

You may vote shares you hold directly in your name as the stockholder of record in person at the special meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the special meeting, we recommend that you also submit the enclosed proxy card, in accordance with the instructions on the proxy card and as described below, so that your vote will be counted if you later decide not to attend the meeting.

If you hold your shares in street name, you must obtain a signed proxy form (referred to as a “legal proxy”) from the record holder in order to vote these shares in person at the meeting.

PROPOSAL NO. 1

REMOVAL OF MESSRS KANOVSKY AND EDELL

According to the Company’s bylaws, the shareholders may remove any director and fill the vacancy on the board of directors thus created. Proposal No. 1 is for the removal of the Messrs Kanovsky and Edell as directors of the Company.

Reasons for Removing Messrs Kanovsky and Edell

Since Mr. Kanovsky has assumed control in November 2004, with the addition of Mr. Edell as a director in September 2005, they have overseen a deterioration in the Company’s research and development activities, the Company failed to file its required reports under the Securities and Exchange Act of 1934, as amended, and have failed to make the fundamental changes necessary to focus the business on its core technologies and failed to raise the required capital for future growth and return value to shareholders.  Further, the market cap of the Company deteriorated approximately 90%. They were also prepared, over the objection of shareholders and without obtaining shareholder approval, to sell all the assets of the Company in exchange for a percentage of shares in the purchasing company (based on a certain ratio).

AS THIS MEETING HAS BEEN CALLED BY OUR PRESIDENT, OUR BOARD HAS NOT CONSIDERED AND VOTED ON THE PROPOSAL TO REMOVE MESSRS KANOVSKY AND EDELL

PROPOSAL NO. 2

ELECTION OF DIRECTORS

The number of directors to be elected at the Special Meeting is three.  If elected, each of the three directors will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or as otherwise provided by the Company’s bylaws or by Utah law.

It is intended that the shares represented by the enclosed proxy will be voted for the election of these three nominees (unless such authority is withheld by a stockholder) as described herein. In the event that any of the nominees should become unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such person or persons, if any, who shall be designated by the board of directors or for the balance of the nominees, in which case the size of the board would be reduced accordingly. The board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected.

The name, age, principal occupation and other information concerning each current nominee for election as a director are set forth below:

Eliyahu BenTal, age 39, in 2007, was been employed by Webb & Associates in Rechovot, Israel, with their patent department and with Mazal Pharmaceuticals, Inc. since May 2006.   From 2006 through 2007, Mr. BenTal served as an editor for Hadassah Ein Kerem Hospital, Jerusalem, Israel and in the patent department for R.A.M. Technologies, Jerusalem, Israel.  During 2005, Mr. BenTal served in the grants department for Halsey Group and from 2004 through 2005, Mr. BenTal served in the grants department of Freemind Consultants in Jerusalem, Israel.  Mr. BenTal  received his BA from Cornell University in 1989 and his JD from Tulane University in 1992.

Leonard Aizen, age 43, joined Amazon Biotech in May, 2008 where he is responsible for the company’s finances. From 1999 to the present, he has worked for the United Nations and, from 2006 to 2007 as a senior financial manager for the United Nations offices in Jeruslaem, Israel. Leonard holds a Bachelor of Accounting Science degree from the University of South Africa.

Chaim Lieberman, age 47, founded, and acted as the first CEO of Amazon Biotech, Inc. (a private company which merged into the present company) in 2003 and has since conducted new business development and new drug development for Amazon. In 2004, Mr. Lieberman also founded, and has since conducted new business development for, Mazal Plant Pharmaceuticals, a pink sheet company.

The three director nominees receiving the greatest number of votes at the Special Meeting (in person or by proxy) will be elected directors, assuming a quorum is present at the meeting. Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received for the election of each nominee named above.

AS THIS MEETING HAS BEEN CALLED BY OUR PRESIDENT, OUR BOARD HAS NOT CONSIDERED AND VOTED ON THE RECOMMENDATION OF THE NOMINEES.  PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The business and affairs of the Company are managed under the direction of the board of directors. Currently, three directors sit on the board of directors.  Each director is elected to hold office for a period of one year or until his or her successors are elected. The Company expects that Mr. BenTal, who is a director as well as a nominee will attend the special meetings of stockholders.  Mr. BenTal, the CEO and President of the the Company, is not aware as to whether Mr. Konovsky or Mr. Edell, current directors, will attend the special meeting.

Mr. Bental, the President of the Company, who is also a director of the Company, is soliciting this proxy in accordance with Section 16-10a-702 of the Utah Statutes and Section 2.2 of the Company’s Bylaws, has been not been provided with access to certain of the Company’s books and records held by by Messrs Kanovsky and Edell, the other two current board members.  As such, Mr. Bental is uncertain as to the number of meetings held and which of the directors attended the meetings during the fiscal year ended July 31, 2007. The Company has not established an audit or compensation committee.  All such duties generally performed by such committees have been historically performed by the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that during fiscal year 2007 no reports for the Company’s officers and directors that were required to be filed under Section 16 of the Securities and Exchange Act of 1934 were timely filed.  Messrs Kanovsky and Edell have not filed any reports with the Securities and Exchange Commission.  Specifically, when Messrs Kanovsky and Edell were appointed as executive officers and directors, they failed to file their Form 3.  Further, Messrs Kanovsky and Edell failed to file a Form 4 upon receipt of 90,002 and 133,334 shares of common stock, respectfully.  Current management is reviewing the Company’s records to determine when such shares were issued.  Mr. Lieberman, filed a Form 4 on August 5, 2008.  Such filing by Mr. Lieberman is considered to be a late filing.

Ability of Stockholders to Communicate with the Board of Directors

The Company’s board of directors has established several means for our stockholders and others to communicate with the board of directors. If a stockholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Company’s board of directors, in care of the corporate Secretary, at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, in care of the corporate Secretary, at the Company’s headquarters address. All stockholder communications will be sent to the applicable director(s).

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of June 23, 2008 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)
Eliyahu BenTal *	0	**

Chaim Lieberman	5,136,115	24.1%

Danny Smolowitz	2,530,000	11.9

Mechael Kanovsky*	90,002	0.4

Simcha Edell*	133,334	0.6

All officers and directors as a group three (3) persons	223,336	1.0
*Executive officer and/or director of our company. ** Less than 1%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Amazon Biotech, Inc., 43 West 33 rd Street, New York, New York 10001.

(2)
Applicable percentage ownership is based on 21,279,930 shares of common stock outstanding as of August 29, 2008, together with securities exercisable or convertible into shares of common stock within 60 days of August 29, 2008 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of August 29, 2008 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated at outstanding for the purpose of computing the percentage ownership of any other person.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table
 The following table sets forth the cash compensation paid to the Chief Executive Officer and to all other executive officers for services rendered during the fiscal years ended July 31, 2007 and 2006.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compen-sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Mechael Kanovsky, CEO	2007	36,000	0	0	0	0	0	0	36,000
	2006	36,000	0	0	0	0	0	0	36,000

Simcha Edell, CFO	2007	34,800	0	0	0	0	0	0	34,800
	2006	34,800	0	0	0	0	0	0	34,800

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or others rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mechael Kanovsky, PEO	0	0	0	-	-	0	-	0	-

Simcha Edell, CFO	0	0	0	-	-	0	-	0	-

Option Grants and Exercises

There were no option grants or exercises by any of the executive officers named in the Summary Compensation Table above.

Employment Agreements

We have entered into employment and/or consultant agreements with our President, Dr. Mechael Kanovsky, our Chief Technology Officer, and our director of new business development, Mr. C.J. Lieberman and our Chief Financial Officer, Mr. Simcha Edell. Pursuant to their agreements, each executive officer will be required to devote at least 50% of their business time to our affairs, subject to certain exceptions.

 Compensation of Directors

All directors receive reimbursement for reasonable out-of-pocket expenses in attending board of directors meetings and for promoting our business. From time to time we may engage certain members of the board of directors to perform services on our behalf. In such cases, we compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties. Our directors have not received any compensation for the fiscal year ended July 31, 2007.

The table below summarizes the compensation paid by the Company to its non-employee directors for the fiscal year ended July 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
	$-0-	$-0-	$-0-
	$-0-	$-0-	$-0-
	$-0-	$-0-	$-0-
	$-0-	$-0-	$-0-
	$-0-	$-0-	$-0-

(1)
(2)

CERTAIN TRANSACTIONS
As of July 31, 2007, there are loans with the principal amount of approximately $300,000 outstanding from our stockholder, Chaim Lieberman, for certain expenses and working capital.  As we have been unable to locate certain records maintained by our former management.  An exact amount, including principal and interest is being compiled by our accountants.  Further, Mr. Lieberman and the Company are currently in the process of computing the amount of past consulting fees that he is owed.  Mr. Lieberman and the Company are currently in discussions to finalize the amount owed.  During the year ended July 31, 2007, $17,680 was repaid to Chaim Lieberman, while he made additional loans to the company in the amount of $25,950.

On March 20, 2007 we issued 1,000,000 shares of common stock in consideration for $62,000 in consulting services by a member of our Scientific Advisory Board, Mr. Richard Serbin, as stock based compensation.

On February 5, 2008, 3,200,000 shares were issued to Chaim Lieberman in cancellation of $200,000 of debt owed by the company to Mr. Lieberman. This was only a portion of the debt the company owes to Mr. Lieberman, and so the company continues to owe money to Mr. Lieberman.

OTHER BUSINESS

The Board does not know of any other business to be acted upon at the annual meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that the proxies will vote on any such matters in accordance with the judgment of the persons voting such proxies.

2008 ANNUAL MEETING STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for action, or to nominate directors, at the next annual meeting of stockholders of the Company (that is, the next annual meeting following the Annual Meeting to which this Proxy Statement relates) must give written notice thereof to the Secretary of the Company at the address set forth on the cover page of this Proxy Statement in accordance with the then current provisions of the Company's Bylaws.  Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials to be presented at the Company’s 2008 annual meeting of stockholders must submit the proposal to the Company at its executive offices no later than August 14, 2008. Stockholders who intend to present a proposal at the 2008 annual meeting of stockholders without including such proposal in the Company’s proxy statement are required to provide notice of such proposal to the Company in accordance with the advance notice procedures for stockholder proposals set forth in the Company’s bylaws as described above.

AMAZON BIOTECH, INC.

New York, New York
*, 2008

PROXY
AMAZON BIOTECH, INC.
SPECIAL MEETING OF STOCKHOLDERS – *, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Special Meeting and Proxy Statement dated *, 2008, revoking any proxy previously given, hereby appoint(s) Eliyahu BenTal as proxy (with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of Amazon Biotech, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 11:00 A.M. local time on Friday, *, 2008, at the *, and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE REMOVAL OF MESSRS KANOVSKY AND EDELL AND “FOR” ALL NOMINEES FOR DIRECTOR AND IN THE DISCRETION OF THE NAMED PROXIES ON ALL OTHER MATTERS.

AMAZON BIOTECH, INC. OFFERS SHAREHOLDERS OF
RECORD ONE WAY TO VOTE YOUR PROXY
VOTING BY MAIL

Simply complete, sign and date your Proxy Card and return it in the postage-paid envelope.

THE BOARD OF DIRECTORS HAS NOT CONSIDERED THE MATTER SET FORTH BELOW.

	Column A Agree with Proxy	Column B Agree in part with Proxy	Column C Disagree with Proxy	Column D Abstain

1. Removal of Messrs Kanovsky and Edell	FOR removal of BOTH Messrs Kanovsky and Edell [ ]	For removal of only the following individuals with check marks: 01 Mr. Kanovsky [ ] 02 Mr. Edell [ ]	Against removal of both Messrs Kanovsky and Edell [ ]	Abstain [ ]

2. Election of Directors: Check Either FOR ALL nominees OR the individual boxes	FOR All 3 nominees listed (Chaim Lieberman, Leonard Aizen and Eliyahu BenTal) [ ]	For only the following nominees with check marks: 01 Chaim Lieberman [ ] 02 Leonard Aizen [ ] 03 Eliyahu BenTal [ ]	WITHHOLD AUTHORITY to vote for all nominees listed to left [ ]	Abstain [ ]

INSTRUCTIONS: IN ROW #1, VOTE IN ONLY ONE COLUMN, COLUMN A, B, C OR D. LIKEWISE, IN ROW # 2, VOTE IN ONLY ONE COLUMN, COLUMN A, B, C OR D.

It is important that each stockholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

Date , 2008

Signature of Stockholder(s)

Signature of Stockholder(s)

PLEASE DATE AND SIGN name(s) exactly as shown in the corporate records of the company. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE DO NOT FORGET TO DATE THIS PROXY AND COMPLETE THE INFORMATION BELOW.

NAME OF STOCKHOLDER:__________________________

NUMBER OF SHARES HELD BY STOCKHOLDER:__________________________